UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2008

Martek Biosciences Corporation
 (Exact name of registrant as specified in its charter)

Delaware	0-22354	52-1399362
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6480 Dobbin Road, Columbia, Maryland	21045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 410-740-0081

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 Regulation FD
Item 7.01 Regulation FD Disclosure

Attached hereto as Exhibit 99.1 and incorporated herein by reference are slides to be used in connection with the presentation by Martek Biosciences Corporation at the Citigroup Healthy Lifestyles Seminar in New York. Pete Buzy, CFO, will be presenting on Tuesday, September 16th at 9:45 a.m. Eastern Time.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits

99.1 Martek Biosciences Corporation Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Martek Biosciences Corporation

Date: September 16, 2008	By: /s/David M. Feitel
Name: David M. Feitel
Title: Senior Vice President and General Counsel